Exhibit 10.16

Parcel Identification Number:

540-005-00-00-0016-00

RECORDATION REQUESTED BY:

WHEN RECORDED MAIL TO:

SEND TAX NOTICES TO:

FOR RECORDER'S USE ONLY

NOTICE: THIS SUBORDINATION OF MORTGAGE RESULTS IN YOUR SECURITY INTEREST IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

SUBORDINATION OF MORTGAGE

THIS SUBORDINATION OF MORTGAGE dated September 27, 2013, is made and executed among BENJAMIN MARCUS HOMES, LLC ("Borrower"); Shepherd’s Finance, LLC ("Mortgagee"); and United Bank, Inc. ("Lender").

SUBORDINATED INDEBTEDNESS. Mortgagee has extended the following described financial accommodations, secured by the Real Property (the "Subordinated Indebtedness"):

Promissory Note dated December 30 2011, From BENJAMIN MARCUS HOMES, LLC to Shepherd’s Finance, LLC in the amount of $8,075,776.76.

SUBORDINATED MORTGAGE. The Subordinated Indebtedness is or will be secured by the Real Property and evidenced by a mortgage dated December 30, 2011 from BENJAMIN MARCUS HOMES, LLC ("Mortgagor") to Shepherd’s Finance, LLC ("Mortgagee") (the "Subordinated Mortgage") and recorded in WASHINGTON County, Commonwealth of Pennsylvania as follows:

Recorded on January 03, 2012, Instrument Number 201200085.

Further the Subordinated Indebtedness is secured by UCC’s, and these UCC’s are hereby subordinated to the same Superior Indebtedness, and are included in the definition of “Subordinated Mortgage”:

Recorded as Instrument Numbers 2012011104769 and 201213141

REAL PROPERTY DESCRIPTION. The Subordinated Mortgage covers, among other property, the following described real property (the "Real Property") located in WASHINGTON County, Commonwealth of Pennsylvania:

ALL that certain tract of land situate in Peters Township, Washington County, Pennsylvania being designated as Parcel B on the Nelson Boyer Plan No. 2, as recorded in Instrument No. 201041194 in the Washington County Recorder of Deed Office, more particularly bounded and described as follows, to wit:

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BEGINNING at a corner common to Parcel A and on line of Parcel B in the Hamlet of Springdale Plan of Lots as recorded in Instrument No. 200716706; thence along line of said Hamlet of Springdale Plan and continuing along line of lands of Edward Courtney Jr., North 69° 26' 19" East a distance of 969.13 feet to a point on line of lands of Albert Vibonese; thence along line of Vibonese and continuing along lands of Alexander, South 29° 33' 19" East a distance of 346.50 feet to a point; thence by the same and continuing along lands of Groff, Phillips and the Sienna Woods Phase 5 Plan of Lots, South 29° 06' 25" East a distance of 1188.08 feet to an iron pin corner common to lands of Edward Schwartz; thence along said Schwartz and continuing along lands of Burns, Adams and Ondayko, North 80° 06' 42" West a distance of 629.77 feet to a point; thence along line of said Ondayko the following courses and distances: South 83° 42' 41" West a distance of 190.75 feet to a red oak stump; North 83° 18' 19" West a distance of 575.65 feet to a stone; South 03° 39' 41" West a distance of 299.74 feet; South 07°58' 49" East a distance of 155.27 feet; South 02° 11' 41" West a distance of 151.33 feet to a point in the centerline of Sienna Trail; thence along said centerline, North 74° 35' 23" West a distance of 20.55 feet to a point to a corner common to lands of Brian Twardowski; thence along said Twardowski the following courses and distances, North 02° 11' 41" East a distance of 144.85 feet; North 07° 58' 49" West a distance of 151.04 feet; South 60° 41' 32" West a distance of 81.43 feet to a point at the southeast corner of the aforesaid Parcel A; thence along said Parcel A the following courses and distances: North 08° 02' 32" West a distance of 391.64 feet; North 48° 14' 23" West a distance of 50.00 feet; by an arc of a circle curving to the left having a radius of 125.29 feet, an arc distance of 10.41 feet (Chord=North 39° 22' 09" East - 10.40 feet); North 36°59' 22" East a distance of 54.51 feet; North 48° 45' 16" West a distance of 115.26 feet; North 00° 26' 50" West a distance of 124.92 feet; North 38° 14' 43" East a distance of 224.37 feet; North 69° 06' 48" East a distance of 107.03 feet; North 17° 29' 10" West a distance of 272.62 feet to a point at the place of BEGINNING.

Containing an area of 33.765 acres more or less.

Tax Parcel ID #540-005-00-00-0016-00

SUPERIOR INDEBTEDNESS. Lender has extended or has agreed to extend the following described financial accommodations to Borrower, secured by the Real Property (the "Superior Indebtedness"):

Note dated September 27, 2013, from BENJAMIN MARCUS HOMES, LLC to United Bank, Inc., in the amount of $1,146,000 and the Partial Release and Paydown agreement of the same date.

LENDER'S LIEN. The Superior Indebtedness is or will be secured by the Real Property and evidenced by a mortgage, dated

September 27, 2013, from Borrower to Lender (the "Lender's Lien") and recorded in WASHINGTON County, Commonwealth of Pennsylvania as follows:

Recorded on 10/1/2013 , Instrument Number 201329649 .

As a condition to the granting of the requested financial accommodations, Lender has required that the Lender's Lien be and remain superior to the Subordinated Mortgage.

REQUESTED FINANCIAL ACCOMMODATIONS. Mortgagee, who may or may not be the same person or entity as Mortgagor, and Borrower each want Lender to provide financial accommodations to Borrower in the form of the Superior Indebtedness. Borrower and Mortgagee each represent and acknowledge to Lender that Mortgagee will benefit as a result of these financial accommodations from Lender to Borrower, and Mortgagee acknowledges receipt of valuable consideration for entering into this Subordination.

NOW THEREFORE THE PARTIES TO THIS SUBORDINATION HEREBY AGREE AS FOLLOWS:

SUBORDINATION. The Subordinated Mortgage and the Subordinated Indebtedness secured by the Subordinated Mortgage is and shall be subordinated in all respects to Lender's Lien and the Superior Indebtedness as it relates to the Real Property, and it is agreed that Lender's Lien shall be and remain, at all times, prior and superior to the lien of the Subordinated Mortgage in relation to the Real Property

MORTGAGEE'S REPRESENTATIONS AND WARRANTIES. Mortgagee represents and warrants to Lender that: (A) no representations or agreements of any kind have been made to Mortgagee which would limit or qualify in any way the terms of this Subordination other than those contained in this document; (B) this Subordination is executed at Borrower's request and not at the request of Lender; (C) Lender has made no representation to Mortgagee as to the creditworthiness of Borrower; and (D) Mortgagee has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Mortgagee agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Mortgagee's risks under this Subordination, and Mortgagee further agrees that Lender shall have no obligation to disclose to Mortgagee information or material acquired by Lender in the course of its relationship with Mortgagee.

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MORTGAGEE WAIVERS. Mortgagee waives any right to require Lender: (A) to make, extend, renew, or modify any loan to Borrower or to grant any other financial accommodations to Borrower whatsoever; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of any Superior Indebtedness secured by Lender's Lien, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Superior Indebtedness, excluding in connection with the creation of new or additional indebtedness; (C) to resort for payment or to proceed directly or at once against any person, including Borrower; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; or (E) to pursue any other remedy within Lender's power.

RESTRICTIONS ON LENDER. Lender may not, without written consent of Mortgagee, which may be unreasonably withheld (A) make one or more additional loans to Borrower secured by the Real Property; (B) alter, compromise, renew, extend, accelerate, or otherwise change the time for payment or other terms of the Superior Indebtedness or any part of it, including increases of the rate of interest on the Superior Indebtedness; (C) transfer or assign its rights under this Subordination to a person or entity other than to an assignee of the Lender’s Lien and note evidencing the Superior Indebtedness; (D) cross collateralize the Superior Indebtedness with any other indebtedness from the Borrower to the Lender; and (E) advance funds after the initial draw, or reduce amount owed on lot pay downs.

DEFAULT BY BORROWER. If Borrower becomes insolvent or bankrupt, this Subordination shall remain in full force and effect. Any default by Borrower under the terms of the Subordinated Indebtedness also shall constitute an event of default under the terms of the Superior Indebtedness in favor of Lender.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Subordination:

Amendments. This Subordination constitutes the entire understanding and agreement of the parties as to the matters set forth in this Subordination. No alteration of or amendment to this Subordination shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Authority. The person who signs this Subordination as or on behalf of Mortgagee represents and warrants that he or she has authority to execute this Subordination and to subordinate the Subordinated Indebtedness and the Mortgagee's security interests in Mortgagee's property, if any.

Caption Headings. Caption headings in this Subordination are for convenience purposes only and are not to be used to interpret or define the provisions of this Subordination.

Governing Law. With respect to procedural matters related to the perfection and enforcement of Lender's rights against the Property, this Subordination will be governed by federal law applicable to Lender and to the extent not preempted by federal law, the laws of the Commonwealth of Pennsylvania. In all other respects, this Subordination will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Delaware without regard to its conflicts of law provisions. However, if there ever is a question about whether any provision of this Subordination is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable.

Choice of Venue. If there is a lawsuit, Mortgagee agrees upon Lender's request to submit to the jurisdiction of the courts of WASHINGTON County, Commonwealth of Pennsylvania.

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Successors. This Subordination shall extend to and bind the respective heirs, personal representatives, successors and assigns of the parties to this Subordination, and the covenants of Mortgagee herein in favor of Lender shall extend to, include, and be enforceable by any transferee or endorsee to whom Lender may transfer any or all of the Superior Indebtedness.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Subordination unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Subordination shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Subordination. No prior waiver by Lender, nor any course of dealing between Lender and Mortgagee, shall constitute a waiver of any of Lender's rights or of any of Mortgagee's obligations as to any future transactions. Whenever the consent of Lender is required under this Subordination, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

No Modification. The Subordinated Indebtedness is granted with the condition that the Lender will not modify the original terms of agreements between Lender and Borrower dealing with the Superior Indebtedness, including but not limited to the Mortgage Amount without the written consent from the Mortgagee.

NOTICE: THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR REAL PROPERTY SECURITY TO OBTAIN A LOAN, A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE LAND.

EACH PARTY TO THIS SUBORDINATION ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS SUBORDINATION, AND EACH PARTY AGREES TO ITS TERMS. THIS SUBORDINATION IS DATED SEPTEMBER 27, 2013.

THIS SUBORDINATION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS SUBORDINATION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

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BORROWER:

BENJAMIN MARCUS HOMES, LLC

By: /s/ Mark L. Hoskins MARK L. HOSKINS, Manager of BENJAMIN MARCUS HOMES, LLC	(Seal)

MORTGAGEE:

Shepherd’s Finance, LLC

X /s/ Daniel M. Wallach Daniel M. Wallach	(Seal)

LENDER:

United Bank, Inc.

X /s/ Keith Morgan Authorized Officer	(Seal)

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